Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
In connection with the Quarterly Report on Form 10-Q of Hard Rock Hotel Holdings, LLC (the “Company”) for the fiscal quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Joseph A. Magliarditi, the principal executive officer of the Company, hereby certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b), as applicable, under the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2010	/S/ JOSEPH A. MAGLIARDITI
Joseph A. Magliarditi
Chief Operating Officer
A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.